The Hodges Fund
                        Supplement Dated August 12, 1998
                       To Prospectus Dated August 1, 1998

Discussion in the Fund's prospectus is supplemented with the following information:

On page 12, under the caption "Check-A-Matic Plan," please note:

The minimum monthly amount for new investors who agree to open an automatic investment plan whereby a check is automatically drawn on the investor's personal checking account each month for a predetermined amount has been reduced to $50. This amount may be revised or discontinued upon further notice to shareholders.

On page 15, under the caption "Shareholder Inquiries," please note:

Shareholder inquiries should be directed to the Fund at (800) 282-2340.